                                                                    Exhibit 10.2

                              FOURTH AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT
                        ------------------------------

     This Fourth Amendment to Receivables Purchase Agreement, dated as of February 2, 2001 (this "Amendment"), is among D&K RECEIVABLES CORPORATION, a Delaware corporation ("Seller"), D&K HEALTHCARE RESOURCES, INC., a Delaware corporation ("Parent"), BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Purchaser"), and FLEET NATIONAL BANK, a national banking association, as administrator for Purchaser (in such capacity, the "Administrator").

                                  BACKGROUND

     1. Seller, Parent, Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of August 7, 1998, as amended by the First Amendment to Receivables Purchase Agreement, dated as of December 17, 1998, by the Second Amendment to Receivables Purchase Agreement, dated as of June 1, 1999, and by the Third Amendment to Receivables Purchase Agreement, dated as of March 31, 2000 (the "Receivables Purchase Agreement").

     2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

     SECTION 2. Purchase Limit. Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting the number "$75,000,000" where it appears in clause (a) thereof and substituting therefor the phrase "$100,000,000 for the period from February 2, 2001 until April 1, 2001 and $75,000,000 from and after April 1, 2001".

     SECTION 3. Dynamic Loss Reserve Percentage. The definition of "Dynamic Loss Reserve Percentage" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the word "three" where it appears in the description of the Loss Horizon therein and substituting therefor the word "two".

     SECTION 4. Loss Reserve. The definition of "Loss Reserve" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the number "8%" where it appears in clause (A)(1) thereof and substituting therefor the number "10%".

     SECTION 5. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

     SECTION 6. Effectiveness. This Amendment shall become effective upon the receipt by the Administrator of (i) copies of this Amendment duly executed by Seller and Parent, (ii) the fee required to be paid in connection herewith as set forth in the fee letter dated as of the date hereof with the Administrator and (iii) a certificate of the Secretary or Assistant Secretary of each of Seller and Parent certifying (A) that the certificate of incorporation and by-laws of such Person previously delivered to the Administrator have not been amended, except as set forth in such certificate, or revoked, (B) that attached thereto are resolutions of its Board of Directors approving this Amendment and
(C) the names and true signatures of the officers authorized on its behalf to execute and deliver this Amendment.

     SECTION 7. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or Purchaser in connection with this Amendment.


                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.



                             D&K RECEIVABLES CORPORATION


                             By:  /s/ Thomas S. Hilton
                                      ----------------
                             Name:    Thomas S. Hilton
                                      ----------------
                             Title:   Senior Vice President & CFO
                                      ---------------------------



                             D&K HEALTHCARE RESOURCES, INC.


                             By:  /s/ Thomas S. Hilton
                                      ----------------
                             Name:    Thomas S. Hilton
                                      ----------------
                             Title:   Senior Vice President & CFO
                                      ---------------------------



                             BLUE KEEL FUNDING, LLC, as Purchaser


                             By:  /s/ Bernard J. Angelo
                                      -----------------
                             Name:    Bernard J. Angelo
                                      -----------------
                             Title:   Vice President
                                      --------------



                             FLEET NATIONAL BANK, as the Administrator


                             By:  /s/ Paul Schmieder
                                      --------------
                             Name:    Paul Schmieder
                                      --------------
                             Title:   Vice President
                                      --------------